DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report on the Dreyfus Connecticut Municipal Money Market Fund, Inc. for the 12-month period ended September 30, 1998. Your Fund produced a yield of 2.85% and, after taking into account the effect of compounding, the effective yield was 2.89%.*

The Economy

  The risk of global recession loomed large by the end of the reporting period. Since last summer, the international economic crisis has spread from Asia and Russia into Latin America and its effects are evident in the U.S., as witnessed by early signs of a slowing in our domestic economy. Second-quarter gross domestic product grew at an annual rate of 1.8%, well below the 5.5% rate in the first quarter, while the trade deficit has continued to widen, affected by weakening foreign demand and low-priced imports. These developments have heightened a sense of global economic interdependence and have resulted in a shift in emphasis by the Federal Reserve Board, whereby fighting inflation has taken a subordinate role to that of maintaining stable U.S. economic growth. On September 29, the Federal Open Market Committee cut interest rates for the first time since January 1996. That quarter-point reduction in the Federal Funds target rate to 5.25% was designed to cushion the adverse effects of the overseas economic crisis on the domestic economy. The Federal Funds rate is the interest rate that banks charge each other for overnight loans.

  While the corporate sector wrestles with the economic implications of global developments, consumers have powered the economy. The reasons for their optimism are no surprise. Inflation remains tame, running at an annual rate comfortably below 2% . After-tax income is growing and jobs are plentiful: the unemployment rate has been at or near 30-year lows throughout the reporting period and new jobs have been created at a robust pace. The consumer sector comprises two thirds of the activity in the $8-trillion U.S. economy and, with the business sector slowing, any significant pullback in household spending could trigger a recession. Up to now, the spillover effect from developments abroad has been largely confined to the manufacturing sector, whose activity has contracted of late due to the falloff in export demand. Aside from this "erosion at the edges" as Fed Chairman Alan Greenspan describes it, layoffs on a broader scale--a factor that could weaken consumer resolve to spend--so far have not occurred. It is clear that the Fed is concerned about the possibility of worldwide recession. The recent October interest rate reduction was a major step by the Fed toward mitigating the domestic effects of international financial turmoil and a gesture meant to serve notice to the world of the seriousness of its purpose.

Market Environment/Portfolio Strategy

The Fed's action to reduce the target rate for Fed Funds provided even greater strength to the short-term municipal money market. Prior to this action, the short-term market had already felt the effects of the diminished supply of eligible new issuance over the summer months. This year's summer calendar of municipal notes (consisting mainly of California paper) was drastically reduced by a combination of factors. Due to the strength of local and state economies, several issuers reduced the amount of short-term borrowing needed. Additionally, unlike prior years, many issuers came to market with securities with maturities beyond the 13-month maximum restriction allowable for money funds. Other issues were converted to a synthetic structure that is not currently permitted for purchase in your Fund. The overall result was a lower yield for most one-year
paper,    both    national    and    state    specific.

  We extended your Fund's average maturity to the 60-day range in early summer, just prior to the market strengthening. Your Fund benefited from our purchase of securities in the one-year range at yields significantly higher than what is currently available in the market. In mid-summer, yields began to drop and we utilized the commercial paper market to maintain the Fund's average maturity. In the months ahead, we will continue to participate in the tax-exempt commercial paper market as a means of extension while yields in the one-year note market remain aggressive. In the event of any market weakness, we would consider, if supply conditions allow, additional purchases of Connecticut-exempt notes in the one-year range. As always, we will structure the portfolio in an attempt to maximize current yield while maintaining our commitment to high quality tax-exempt investments.

               Very truly yours,


              [Richard J. Moynihan signature logo]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

October 16, 1998

New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
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STATEMENT OF INVESTMENTS                                   SEPTEMBER 30, 1998

                                                                                                   Principal

Tax Exempt  Investments--96.8%                                                                      Amount           Value
-------------------------------------------------------

                                                                                                 ____________     _____________
Connecticut--84.5%

Town of Berlin, BAN 3.90%, 6/18/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $     4,170,000   $     4,177,714

State of Connecticut:

  GO Notes:

       4.5%, Series B, 10/1/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,075,000         2,075,000

       4%, Series B, 3/15/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,009,135

   Special Tax Obligation Revenue, VRDN (Transportation Infrastructure-1)

       3.55%, (LOC; Commerzbank) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,700,000        20,700,000

   VRDN 3.90%, (Liquidity; Bayerische Landesbank) (a)  . . . . . . . . . . . . . . . . . .          7,200,000         7,200,000

Connecticut Development Authority, VRDN:

  Health Care Revenue (Corp. for Independent Living Project)

       3.25%, (LOC; Chase Manhattan Bank) (a)  . . . . . . . . . . . . . . . . . . . . . .          8,850,000         8,850,000

   IDR (Blase and Bromley Realty Project) 3.90%, (LOC; Fleet Bank) (a) . . . . . . . . . .          2,880,000         2,880,000

   PCR (Connecticut Light and Power Co. Project)

       3.90%, Series A (Insured; AMBAC and Liquidity; Societe General) (a) . . . . . . . .          8,000,000         8,000,000

   Revenue (Solid Waste Project-Rand/Whitney)

       3.30%, (LOC; Chase Manhattan Bank) (a)  . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,000,000

Connecticut Health and Educational Facilities Authority, Revenue:

  CP (Yale University):

       3.35%, 11/10/98 (LOC; Yale University)  . . . . . . . . . . . . . . . . . . . . . .          3,600,000         3,600,000

       3.20%, 12/16/98 (LOC; Yale University)  . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,000,000

       3.40%, 1/22/99 (LOC; Yale University) . . . . . . . . . . . . . . . . . . . . . . .          2,435,000         2,435,000

       3.30%, 2/17/99 (LOC; Yale University) . . . . . . . . . . . . . . . . . . . . . . .          6,000,000         6,000,000

   VRDN:

       (Charlotte Hungerford Hospital) 2.90%, Series C (LOC; Bank of Boston) (a) . . . . .          1,700,000         1,700,000

       Refunding (Bradley Healthcare) 3.20%, Series B (LOC; Fleet Bank) (a)  . . . . . . .          4,730,000         4,730,000

       (Yale University) 3.85%, Series T (LOC; Yale University) (a)  . . . . . . . . . . .          8,500,000         8,500,000

Connecticut Housing Finance Authority, VRDN (Housing Mortgage Finance Program):

   3.80%, Series G (BPA; Morgan Guaranty Trust Co. and Insured; AMBAC) (a) . . . . . . . .          8,565,000         8,565,000

   3.73%, Subseries D-3 (BPA; Landesbank Hessen-Thueringen and Insured; AMBAC) (a) . . . .          9,000,000         9,000,000

Connecticut Special Assessment Second Injury Fund, Revenue, CP:

   3.40%, 11/13/98 (LOC: Credit Agricole-Indosuez and Credit Commercial de Belgique) . . .          5,000,000         5,000,000

   3.40%, 11/24/98 (LOC: Credit Agricole-Indosuez and Credit Commercial de Belgique) . . .          3,000,000         3,000,000

Connecticut Special Assessment Unemployment Compensation Advance Fund, Revenue

  (Connecticut Unemployment)

   3.60%, Series C, 7/1/99 (Insured and Liquidity; FGIC) . . . . . . . . . . . . . . . . .         12,000,000        12,000,000

Town of Fairfield, BAN 3.75%, 11/19/98 . . . . . . . . . . . . . . . . . . . . . . . . . .          3,230,000         3,230,670

Town of New Britain, BAN 3.70%, 4/13/99. . . . . . . . . . . . . . . . . . . . . . . . . .          4,500,000         4,502,302

Town of Redding, BAN 4.10%, 10/22/98 . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,000,443

City of Stamford, BAN 3.90%, 5/17/99 . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,007,203

Stamford Housing Authority, Revenue, VRDN (Morgan Street Project)

   3.65%, (LOC; Deutsche Bank) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,500,000         7,500,000

City of Stratford, BAN 4%, 6/16/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,000,000         6,016,376

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
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  STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998


                                                                                                   Principal

Tax Exempt Investments (continued)                                                                  Amount             Value
-------------------------------------------------------

                                                                                                 ____________     _____________

U.S Related-12.3%

Commonwealth of Puerto Rico Government Development Bank, CP:

   3.25%, 10/22/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  3,000,000      $  3,000,000

   3.15%, 12/10/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,000,000

Commonwealth of Puerto Rico Highway and Transportation Authority,

  Transportation Revenue, VRDN

   3.10%, Series A (BPA; Bank of Nova Scotia and Insured; AMBAC) (a) . . . . . . . . . . .          7,300,000         7,300,000

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control

  Facilities Financing Authority, Higher Education Revenue, VRDN

   (Ana G. Mendez University Systems Project)
   3.55%, Series A (LOC; Banco Popular de Puerto Rico) (a)   . . . . . . . . . . . . . . .          7,200,000         7,200,000

                                                                                                                 ______________

TOTAL INVESTMENTS (cost $177,178,843). . . . . . . . . . . . . . . . . . . . . . . . . . .              96.8%      $177,178,843

                                                                                                      =======    ==============


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               3.2%    $    5,899,508

                                                                                                      =======    ==============

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $183,078,351

                                                                                                      =======    ==============


Summary of Abbreviations
-----------------------------------------------------------------------------

AMBAC       American Municipal Bond Assurance Corporation           GO          General Obligation

BAN         Bond Anticipation Notes                                 IDR         Industrial Development Revenue

BPA         Bond Purchase Agreement                                 LOC         Letter of Credit

CP          Commercial Paper                                        PCR         Pollution Control Revenue

FGIC        Financial Guaranty Insurance Company                    VRDN        Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Moody's                          or                          Standard & Poor's               Percentage of Value

________                                                     _________________               ___________________

VMIG1/MIG1,P1                                                SP1+/SP1, A1+/A1, A2                 79.1%

Not Rated (b)                                                Not Rated (b)                         20.9

                                                                                                 _______

                                                                                                 100.0%

                                                                                                 =======



Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Securities payable on demand. Variable interest rate--subject to periodic change.

(b) Securities which, while not rated by Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      SEE NOTES TO FINANCIAL STATEMENTS.

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DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
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STATEMENT OF ASSETS AND LIABILITIES                        SEPTEMBER 30, 1998

                                                                                                     Cost             Value

                                                                                                _____________    ______________
ASSETS:                          Investments in securities--See Statement of Investments . .     $177,178,843      $177,178,843

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            5,053,460

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              962,028

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               17,265

                                                                                                                 ______________

                                                                                                                    183,211,596

                                                                                                                 ______________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               74,526

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               58,719

                                                                                                                 ______________

                                                                                                                        133,245

                                                                                                                 ______________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $183,078,351

                                                                                                                 ==============



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $183,112,782

                                 Accumulated net realized gain (loss) on investments . . .                              (34,431)

                                                                                                                 ______________



NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $183,078,351

                                                                                                                 ==============


SHARES OUTSTANDING

(1 BILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . . .                         $183,112,782


NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                                $1.00

                                                                                                                         ======




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
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STATEMENT OF OPERATIONS                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . .                                 $6,697,555

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . .          $   956,113

                                 Legal fees  . . . . . . . . . . . . . . . . . . .              291,635

                                 Shareholder servicing costs--Note 2(b)  . . . . .              291,014

                                 Auditing fees . . . . . . . . . . . . . . . . . .               29,057

                                 Custodian fees  . . . . . . . . . . . . . . . . .               17,579

                                 Registration fees . . . . . . . . . . . . . . . .               15,412

                                 Prospectus and shareholders' reports  . . . . . .               14,767

                                 Directors' fees and expenses--Note 2(c) . . . . .                8,519

                                 Miscellaneous . . . . . . . . . . . . . . . . . .                2,506

                                                                                           ____________

                                        Total Expenses . . . . . . . . . . . . . .            1,626,602

                                 Less--reduction in management fee due to

                                    undertaking--Note 2(a) . . . . . . . . . . . .             (382,560)

                                                                                           ____________


                                        Net Expenses . . . . . . . . . . . . . . .                                  1,244,042

                                                                                                                 ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  5,453,513

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b) . . . . . . . . . . . . . . . .                                       (573)

                                                                                                                 ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                 $5,452,940

                                                                                                                 ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
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STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended           Year Ended

                                                                                   September 30, 1998   September 30, 1997

                                                                                   __________________   ___________________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    5,453,513        $    5,449,449

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . .                 (573)               44,698

                                                                                       ______________        ______________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .            5,452,940             5,494,147

                                                                                       ______________        ______________


DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . .           (5,453,513)           (5,449,449)

                                                                                       ______________        ______________


CAPITAL STOCK TRANSACTIONS ($1.00 per share):

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . .          316,997,029           237,558,939

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,209,218             5,206,544

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . .         (321,057,785)         (250,907,105)

                                                                                       ______________        ______________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . .            1,148,462            (8,141,622)

                                                                                       ______________        ______________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . .            1,147,889            (8,096,924)


NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          181,930,462           190,027,386

                                                                                       ______________        ______________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $183,078,351          $181,930,462

                                                                                       ==============        ==============





                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
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FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                   Year Ended September 30,

                                                                    ___________________________________________________________


PER SHARE DATA:                                                     1998         1997         1996         1995          1994

                                                                    ______      ______       ______       ______        ______
   Net asset value, beginning of period  . . . . . . . . . .        $1.00        $1.00        $1.00        $1.00         $1.00

                                                                    ______      ______       ______       ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .         .029         .029         .029         .033          .023

                                                                    ______      ______       ______       ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .         (.029)      (.029)       (.029)       (.033)        (.023)

                                                                    ______      ______       ______       ______        ______

   Net asset value, end of period  . . . . . . . . . . . . .         $1.00       $1.00        $1.00        $1.00         $1.00

                                                                    ======      ======       ======       ======        ======


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          2.89%       2.93%        2.94%        3.35%         2.33%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .65%        .65%         .63%         .45%          .22%

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . .          2.85%       2.89%        2.90%        3.31%         2.30%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . . . . . .           .20%        .04%         .03%         .18%          .42%

   Net Assets, end of period (000's Omitted) . . . . . . . .      $183,078    $181,930     $190,027     $232,932      $242,067

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
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NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "Fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of Connecticut income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custodian agreement, the Fund received net earnings credits of $8,235 during the period ended September 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $34,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1998. The carryover does not include net realized securities losses from November 1, 1997 through September 30, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2004

At September 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from October 1, 1997 through September 30, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of .65 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $382,560 during the period ended September 30, 1998.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1998, the Fund was charged $194,596 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1998, the Fund was charged $58,871, pursuant to the transfer agency agreement.

  (C)  Each  director  who  is  not an "affiliated person" as defined in the Act
receives  from  the  Fund  an  annual fee of   $1,000. The Chairman of the Board
receives an additional 25% of such compensation.


DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.


  We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Municipal Money Market Fund, Inc., including the statement of investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Municipal Money Market Fund, Inc. at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted
accounting    principles.



New York, New York

November 6, 1998

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1998 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).


[dreyfus lion "d" logo]                                   (reg.tm)

[dreyfus logo]                                   (reg.tm)

DREYFUS CONNECTICUT MUNICIPAL

MONEY MARKET FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940



Printed in U.S.A.                                              101AR989

Connecticut

Municipal Money

Market Fund

Annual Report

September 30, 1998